Exhibit 99.1

Resource Capital Corp. FBR Presentation November 27, 2007

Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "project," "should," "will" and "would" or the negative of these terms or other comparable terminology. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Forward-looking statements we make in this presentation are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including: The factors described in our prospectus, including those set forth under the sections captioned "Risk Factors" and "Business;" Our future operating results; Our business prospects; General volatility of the securities markets in which we invest and the market price of our common stock; Changes in our business strategy; Availability, terms and deployment of capital; Availability of qualified personnel; Changes in our industry, interest rates, the debt securities markets or the general economy; Increased rates of default and/or decreased recovery rates on our investments; Increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; Changes in governmental regulations, tax rates and similar matters; Availability of investment opportunities in real estate-related and commercial finance assets; The degree and nature of our competition; The adequacy of our cash reserves and working capital; and The timing of cash flows, if any, from our investments.

Business Overview Exchange / Ticker NYSE : "RSO" 144A Offering March 2005 $214.8 million Initial Public Offering - February 2006 27.6 million Follow-on Offering - December 2006 103.0 million Market Capitalization (1) 238.8 million Trust preferred - May / September 2006 50.0 million Investment Portfolio 2.3 billion Externally managed by a subsidiary of Resource America, Inc. (NASDAQ: "REXI") (1) As of November 19, 2007

Resource Capital Corporation A commercial finance business structured as a REIT with substantial focus on commercial mortgage investments as well as commercial loans Provides high value, customized financing solutions Whole loans B notes Mezzanine loans Bank loans Small business loans and leases Stated objective is to deliver a healthy dividend based on exceptional risk- adjusted returns on equity to shareholders by providing first-class financing solutions for our customers Committed and experienced sponsor and management team 9% ownership post offering ($21.2 million equity investment) Long track record in creating public shareholder value As of September 30, 2007, RCC had an investment portfolio of $2.3 billion

REIT Taxable Earnings ($ in millions) Dividends Declared Per Share Dividends Declared / Beginning Book Value (annualized) Regular Dividend Special Dividend 3Q06 0.37 4Q06 0.38 0.05 1Q07 0.39 2Q07 0.41 3Q07 0.41 3Q06 0.117 4Q06 0.1205 IQ07 0.1266 2Q07 0.1388 3Q07 0.1417 3Q06 6.6 4Q06 6.7 1Q07 9.7 2Q07 10.5 3Q07 10.9 $0.05 - Special Dividend $0.38 (1) (2) (1) Adjusted for a gain of $569K related to the termination of a lease contract (2) Adjusted for the on-time charge for the sale of agency RMBS portfolio Strong Financial Performance

RCC - Investment Highlights Attractive Returns Declared Q3 2007 dividend of $0.41, an annualized $1.64 run rate High Yielding Portfolio $2.3 billion portfolio with an average yield of 7.7% Predominantly secured commercial mortgages and rated secured corporate loans (over 90%) Match Funding Principle Have issued 6 CDOs, providing long term cheap sources of funding assets 6 CDOs had a weighted average cost of funds of 6.1% at September 30, 2007 Closed second Commercial Real Estate CDO in June 2007 at L+ 61bps Origination Platform Augmented origination capabilities by adding senior originators and a west coast office Strong loan origination of $1.0 billion since 7/1/06 with strong pipeline Disciplined Credit Culture with Proven Results Deep market knowledge Comprehensive asset and credit analysis Access to Resource America's 136 investment professionals

Commercial RE Mortgage Platform Commercial real estate and net lease market $3+ trillion Portfolio of approximately $1 billion at 09/30/07 Approximately 71% of common equity and proceeds from TRUPS invested into Commercial RE Originated over $1 billion in loans since 7/1/06 Closed Two Commercial Real Estate CDO's $835 Million of Long-term locked in liabilities Weighted average cost of the two CRE CDO's is LIBOR + 61 bps

Originated Loans vs. Investments

Power of the RRE Platform: Sourcing Capability Well over $4 billion in investments made RRE has deep knowledge of all major U.S. markets Strong relationships Deep relationships with borrowers, middle-market contacts and high-end brokers Established relationships bring repeat business Ability to customize solutions solidifies relationships with borrowers Extensive equity investment experience - RCC can "loan to own" Long track record of success - RRE and predecessors have been in business since 1991

RCC Real Estate Team As in its other businesses, Resource America has developed a strong team with extensive experience in the commercial real estate sector: Edward E. Cohen Chairman Jonathan Z. Cohen President & CEO Steven J. Kessler CFO of RAI Joan Sapinsley Managing Director Debt Origination 12 Additional Professionals Dedicated to Commercial Real Estate Lending 35 Additional Professionals Dedicated to Commercial Real Estate Property Acquisitions and Asset Management David Bloom President, Resource Real Estate David Bryant CFO of RCC Kyle Geoghegan Managing Director Debt Origination Darryl Myrose Managing Director Debt Origination Alan F. Feldman CEO, Resource Real Estate Yuriko Iwai Vice President Debt Origination

CRE Portfolio Diversity * Adjusted to reflect noticed payoffs of $54 million across two loans

Sample Loan Transaction RCC provided a $15.7 million loan for the repositioning of a 57,000 square foot office building located in Century City, CA The RCC loan was structured with an initial advance of approximately $12.7 million, which represented an LTV of 60%, with a $3 million future advance component The loan was at a pre-correction rate of 300 over LIBOR with both origination and exit fees Within two months of the loan closing the borrower signed a lease with a public company for all of the vacant space in the building at a rent substantially above our pro forma underwriting Lending themes: In-fill locations with strong bias toward 24-hour cities Straight forward and verifiable asset plans Substantial sponsor equity

RECENT DEVELOPMENTS IN THE COMMERCIAL MORTGAGE WORLD Since late July the commercial mortgage market has adjusted significantly Bond buyers for CMBS transactions have pulled-back significantly - Issuers are holding billions of dollars of CMBS There are signs that fixed rate buyers are returning, albeit at wider spreads, but floating rate buyers have not returned With the exception of balance sheet lenders, the large floating rate loan bid has disappeared from the market Loan amounts, pricing and terms have all changed with a much more conservative approach across the board Lenders have retreated to their traditional core competencies Wall Street conduits focused on 10 year fixed rate deals for stabilized properties Commercial Banks focused on recourse lending for broader relationship purposes Transitional bridge lenders, like RCC, making loans for value-add transactions to well capitalized proven sponsors As a result of dramatic changes in the debt market, equity is repricing with buyers and sellers adjusting to a new reality

RCC's commercial mortgage platform is fully built-out and well established with a total of 15 dedicated origination, asset management and capital markets professionals operating on a national basis RCC owns flexible long-term financing facilities at very low rates Absence of securitized lenders in the $15 to $50 million transitional arena creates opportunity and pricing power Ability to drive ROE by making loans at wider spreads and increased fees as existing portfolio rolls off RCC is an established capital provider in a space with greatly decreased competition RCC is poised to take advantage of the opportunity created by the changes in the commercial mortgage marketplace RCC WELL POSITIONED FOR CONTINUED GROWTH

EXAMPLES OF MARKET CHANGES Spreads have increased by between 100 and 150 basis points Return of full origination and exit fees and components of recourse Full interest, capital expenditure and other reserves factored into total loan with rebalancing and additional equity requirements Newly originated loans are being sized at lower LTVs to satisfy take-out requirements of fixed rate mortgage market

Liquidity at 11/26/07 (Unaudited) Description Amount (in Millions) Unrestricted cash balances $5.4 Undrawn capacity under an unsecured revolving credit facility 10.9 Undrawn capacity under a non-recourse term facility 0.3 Undrawn capacity under a secured term facility 23.4 Proforma unrestricted cash $40.0 Undrawn capacity for future funding obligations under the 2007 CRE CDO 38.3 Restricted cash available for investment 27.4 Restricted cash in margin call accounts 7.5 Undrawn capacity under secured repurchase facilities 201.6 Proforma total cash $314.8

Economic Book Value at 9/30/07 ($ in thousands) Description As of 9.30.07 Shareholders' equity - GAAP 174,298 Add: Unrealized losses recognized in excess of value at risk - ABS-RMBS Portfolio 128,034 Unrealized losses recognized in excess of value at risk - Derivatives 8,825 Economic Book Value 311,057 Shares outstanding as of September 30, 2007 25,017,966 Economic Book Value Per Share $ 12.44 * In thousands except share data

Return on Equity Actual results through Q3 2007 Actual results through Q3 2007 Actual results through Q3 2007 Portfolio Equity / Trups Invested Leverage ROE CMBS/RMBS/ABS 7%* 13.9x 20.3% CRE Loans 59% 3.2x 13.7% Cash 3% 0.0x 5. 0% CMBS 9% 7.0x 10.2% Bank Loans 21% 11.4x 22.8% Leasing Assets 1% 30.5x 21.7% Aggregate (gross return) 100% 15.6% * Equity $ as originally invested

Equity Composition Trends 38869 38961 39052 39142 39234 39326 Commercial RE Loans 0.343586482331251 0.599 0.769 0.751 0.704 0.717 CMBS 0 0 0.002 0.011 0.01 0.03 ABS - RMBS 0.44 0.13 0.075 0.074 0.071 0.002 Bank Loans 0.199 0.248 0.142 0.154 0.21 0.24 Leasing 0.018 0.023 0.012 0.009 0.006 0.01

Illustrative Portfolio Mix Asset Allocation Equity Allocation The flexibility of the Resource America platform provides access to attractive investments across a variety of economic environments 1st Qtr Commercial Real Estate-Related 0.449 ABS 0.095 Commercial Finance 0.416 Cash 0.04 1st Qtr Commercial Real Estate-Related 0.747 ABS 0.002 Commercial Finance 0.251

Resource America Relationship Resource Capital is externally managed by a subsidiary of Resource America (Nasdaq:REXI) Resource America is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and commercial finance sectors Resource America had approximately $16.8 billion assets under management at 06/30/07. As of September 30, 2007 Resource America had 31 CDOs. Resource America owned 2.0 million shares of RCC or approximately 8.0% at 06/30/07. Primarily all of these shares were purchased Resource America, Inc. NASDAQ: "REXI" Resource America, Inc. Nasdaq: "REXI" Resource Capital Manager Resource Financial Fund Management Ischus Capital (MBS/ABS) 8 CDOs, $5.4 billion under management Trapeza Capital (Bank Trust Preferred) 13 CDOs, $5.1 billion under management Apidos Capital (Bank Loans) 7 CDOs, $2.7 billion under management Resource Europe Management (Bank Loans) 1 CDOs, $617 million under management Resource Real Estate (Commercial Real Estate and Loans) 2 CDOs, $1.5 billion under management LEAF Financial Corp. (Equipment Leasing) $1.1 billion under management